UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 1, 2007
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                      01-13612               02-0398678
-------------------------------        -----------           ----------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
        incorporation)                 File Number)         Identification No.)

                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Form 8-K previously filed by Congoleum Corporation (the "Company") with the Securities and Exchange Commission on February 5, 2007.

ITEM 8.01 OTHER EVENTS

On February 1, 2007, the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") issued a ruling on motions filed by insurers seeking to prevent confirmation of the Company's most recent reorganization plan and by the Company and the Asbestos Claimants' Committee seeking to prevent confirmation of a competing plan filed by an insurer. The press release issued with respect thereto is filed as Exhibit 99.1 and incorporated herein by reference. Copies of the opinions rendered by the Bankruptcy Court are filed as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.

ITEM 9.01 EXHIBITS

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  EXHIBIT NO.                         DESCRIPTION
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      99.1     Press release dated February 5, 2007.
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      99.2     Opinion of United States Bankruptcy Court for the District of New
               Jersey with respect to First State Insurance Company and Twin
               City Fire Insurance Company's Motion for Summary Judgment Denying Confirmation of the Debtor's Tenth Modified Plan and Continental Casualty Company's Motion for Summary Judgment Denying Confirmation of the Debtor's Tenth Modified Plan of Reorganization.
--------------------------------------------------------------------------------
      99.3     Opinion of United States Bankruptcy Court for the
               District of New Jersey with respect to Motion of the
               Debtors and the Official Committee of Unsecured Asbestos
               Claimants for Summary Judgment that the Second Modified
               Joint Plan of Reorganization of Continental Casualty Co.
               and Continental Ins. Co. is Unconfirmable as a Matter of
               Law.
--------------------------------------------------------------------------------

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 6, 2007              Congoleum Corporation

                                    By:   /s/ Howard N. Feist III
                                          -------------------------
                                          Name: Howard N. Feist III
                                          Title: Chief Financial Officer

                                  Exhibit Index

Exhibit
 Number   Description
 ------   -----------

    99.1   Press release dated February 5, 2007.

    99.2 Opinion of United States Bankruptcy Court for the District of New Jersey with respect to First State Insurance Company and Twin City Fire Insurance Company's Motion for Summary Judgment Denying Confirmation of the Debtor's Tenth Modified Plan and Continental Casualty Company's Motion for Summary Judgment Denying Confirmation of the Debtor's Tenth Modified Plan of Reorganization.

    99.3 Opinion of United States Bankruptcy Court for the District of New Jersey with respect to Motion of the Debtors and the Official Committee of Unsecured Asbestos Claimants for Summary Judgment that the Second Modified Joint Plan of Reorganization of Continental Casualty Co. and Continental Ins. Co. is Unconfirmable as a Matter of Law.